SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Section 13 or 15(d)of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                DECEMBER 31, 2001


                               DTI HOLDINGS, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)


         MISSOURI                    333-50049                   43-1828147
    ------------------         ---------------------      ----------------------
(State or other jurisdiction   (Commission file number)        (IRS Employer
   of incorporation)                                      Identification Number)


            8112 MARYLAND AVE., 4TH FLOOR, ST. LOUIS, MISSOURI 63105
            --------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                 -----------------------------------------------
                                 (314) 880-1800

                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     On December 31, 2001, DTI Holdings, Inc. and its wholly-owned subsidiary, Digital Teleport, Inc., filed voluntary petitions for Chapter 11 reorganization with the U.S. Bankruptcy Court for the Eastern District of Missouri.

     Information about these filings is contained in the news release, attached hereto as Exhibit 99 and incorporated herein.


ITEM 7. EXHIBITS

EXHIBIT NO.       DESCRIPTION OF EXHIBIT

99                News Release dated December 31, 2001

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DTI HOLDINGS, INC.



                                      By:
                                         ---------------------------------------
                                               Paul Pierron, President and
                                               Chief Executive Officer

Date:  January 4, 2002